INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

0

COMMON

SHARES

EASY ENERGY, INC.

TOTAL AUTHORIZED ISSUE 150,000,000; PAID AND NON-ASSESSABLE.

100,000,000 Common Shares
With $0.0001 Par Value Per Share

50,000,000 Preferred
With $0.0001 Par Value Per Share

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

SPECIMEN

THIS CERTIFIES THAT _______________ *is the registered holder of* _______________ *Shares*

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, *the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this* _______________ *day* *of* _______________ *A.D.*

President

Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under the Uniform Gifts to Minors Act ________
(State)

Additional abbreviations may also be used although not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________

____

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

____

In presence of

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.